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                                                                     EXHIBIT 3.3

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   NUMBER     Incorporated under the Laws of the State of Delaware     SHARES
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                              THE GNI GROUP, INC.





  THE CORPORATION IS AUTHORIZED TO ISSUE 3,185,000.00 SHARES OF CAPITAL STOCK


    1,500,000 Shares of       1,500,000 Shares of      185,000 Shares of
    Class A Common            Class B Common           Series A Preferred
    Stock, Par Value          Stock, Par Value         Stock, Stated Value
    $0.01 Per Share           $0.01 Per Share          $100.00 Per Share




    THIS CERTIFIES THAT                                     is the owner of

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       fully-paid and non-assessable Shares of Class A Common Stock, par value
       $.01 per share, of THE GNI GROUP, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                 In Witness Whereof the Corporation has caused this Certificate
       to be signed by its duly authorized officers this     day of       .

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Title:  Chief Executive Officer                         Title:  Secretary
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS,
RIGHTS TO REPURCHASE AND TO REQUIRE TRANSFERS CONTAINED IN A STOCKHOLDERS AGREEMENT, DATED AS OF JULY 28, 1998, AS SUCH AGREEMENT MAY BE AMENDED,
MODIFIED OR RESTATED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER HEREOF).


For Value Received, _______________ hereby sells, assigns and transfers unto-

 PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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_______________________________________________________________Shares
represented by the within Certificate, and does hereby irrevocably constitute and appoint _____________________________________________________Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

                                        In the presence of

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          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
        WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN
         EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                               CHANGE WHATEVER